Slide 1:
(logo) USA Networks Inc


Slide 2: Important
This presentation contains forward-looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and are subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. The forward-looking statements in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public.


Slide 3
Entertainment
(logos) USA Network, Sci Fi Channel, Trio, NWI, Studios USA, USA Films

Electronic Retailing
(logos) Home Shopping Network, America's Store, Home Shopping Espanol, HOT Germany, Shop Channel, HSN.com

Information & Services
(logos) Ticketmaster, Ticketmaster.com, Citysearch.com, Match.com, HRN, Styleclick, USA ECS, PRC


Slide 4: EBITDA Growth - Operating Businesses
(graphic) Timeline depicting when divisions became part of USA Networks, Inc. 1995 - USA Broadcasting
1996 - Home Shopping Network
1997 - Ticketmaster, Shop Channel, HOT Germany
1998 - USA Network, Sci Fi Channel, Studios USA, Citysearch.com, Home Shopping
       Espanol
1999 - Hotel Reservations Network, Match.com, One & Only Network, USA Films,
       HSN.com
2000 - Trio, NWI, TVSN, Precision Response Corp, Styleclick, ECS
From $17 million in 1995 to estimated $1.14 billion in 2001 and $1.38 billion in 2002
CAGR=26% per share (1995-2002E)

Management unaudited estimates.
Estimated illustrative pro forma from year of acquisition.


Slide 5: Perspective

($ in millions)                                             2001E        2002E
Operating businesses EBITDA                                 $1,140       $1,380
Emerging businesses EBITDA                         +          (125)         (50)
              Total EBITDA guidance                =        $1,015       $1,330
Implied multiple on $18 billion EV                           17.7x        13.5x
With $1 billion YE '01 cash                                  16.7x        12.7x
With added value for emerging businesses                         ?            ?
Worst case scenario                                              ?            ?

Management unaudited estimates.


Slide 6: Entertainment
(logos) USA Network, Sci Fi Channel, Trio, NWI, Studios USA, USA Films

Slide 7
(logo) USA Network


Slide 8: Ratings Momentum - Primetime
(graphic) bar chart of USA Network ratings and rank

                     Rank           Rating
October '00         #6               1.5
November '00        #3 tie           1.7
December '00        #2 tie           1.8
January '01         #2 tie           1.9
February '01        #1 tie           2.0

Source: NMR Galaxy Explorer (primetime M-Su 8-11pm)
Management unaudited estimates.


Slide 9: New and Diverse Programming
o Embracing general entertainment
o Escapist and gender-balanced
o High-caliber creative talent
o Theme / events orientation
    o Original movies and mini-series
        o e.g., Attila
        o "Mystery Night"
    o Mark Burnett
        o Eco-Challenge
        o Combat Missions

(graphic) picture from Eco-Challenge
(logo) Eco-Challenge


Slide 10
(logo) SCI FI


Slide 11 - Superior Growth
o 50% EBITDA CAGR 1997 - 2002E

($ in millions)
(graphic) SCI FI EBITDA 1997 through 2002E

               1997              $23
               1998              $45
               1999              $69
               2000             $102
              2001E             $130
              2002E             $180

Management unaudited estimates.


Slide 12: Crossing Over with John Edward
o On SCI FI
    o 33% higher ratings
    o 81% increase in W25-54

o Dual-Platform
    o Fall 2001 syndication
    o >90% clearance

Source: Ratings per NMR (Q4 '00 vs. Q4 '99)


Slide 13: Distribution Strength
o Significant reach
    o USA Network - 81 million U.S. homes
    o SCI FI - 69 million U.S. homes
o Affiliate revenue
    o USA Network - approximately 45% of total revenue
    o SCI FI - approximately 35% of total revenue
o Recent long-term MSO renewals

Source: NMR People Meter Installed Sample (March '01)
Management unaudited estimates.


Slide 14
(logo) Studios USA


Slide 15: Law & Order Franchise
Law & Order
o Longest-running 1-hour drama in history
o #2 drama in primetime
o TNT syndication begins Fall 2001

Law & Order: Special Victims Unit
o #1 in Friday primetime A18-49
o USA Network run increases delivery 11%

Law & Order: Criminal Intent
o Premieres on NBC in Fall 2001

Trial & Error
o Premieres on NBC in Fall 2001

Source: NTI (10/2/00-2/25/01), NSS (10/2/00-2/11/01), NHI (10/29/00-2/25/01)


Slide 16: Maury
o Relaunched by Studios USA in 1998
o Only strip show to grow in each of past 3 seasons
o Up 44% since relaunch vs. 17% average decline for other talk strips

(graphic) bar chart of Maury's ratings Q2 '98 through Q1 '01


Paramount
Q2 '98                           2.9
Q3 '98                           2.8
Studios USA
Q4 '98                           3.0
Q1 '99                           3.4
Q2 '99                           3.0

Q3 '99                           3.3
Q4 '99                           3.2
Q1 '00                           3.8
Q2 '00                           3.6
Q3 '00                           3.9
Q4 '00                           3.5
Q1 '01                           3.9

Source: NSS as dated (HH GAA%) current through 2/11/01


Slide 17: Electronic Retailing
(logos) Home Shopping Network, America's Store, Home Shopping Espanol, HOT Germany, Shop Channel, HSN.com, TVSN


Slide 18: Domestic Growth
o 13% Revenue CAGR 1997-2002E
o 14% EBITDA CAGR 1997-2002E

($ in millions)
(graphic) bar chart of HSN's revenue & EBITDA 1997 through 2002E

                             Revenue           EBITDA
               1997           $1,114             $166
               1998           $1,198             $180
               1999           $1,333             $215
               2000           $1,533             $237
              2001E           $1,700             $275
              2002E           $2,010             $325

Management unaudited estimates.


Slide 19: Selling Platforms
Fun, Informative, Interactive
o On Air
o On Line
o Off Air


Slide 20: On Air
o Build Brand Awareness
o Attract New Customers
o Product Depth-of-Sale
o Leverage Infrastructure

(graphic) picture of HSN television screen selling NFL merchandise


Slide 21: On Line
o 40% are new customers to HSN
o 15% migrate to HSN TV and make a purchase
o Multichannel customers spend 25% more

(graphic) picture of HSN.com

Management unaudited estimates.

Slide 22: Off Air
o Added value to customers
    o Upsells
    o Continuity
o Uses no air time
o Approximately $100 million incremental sales
o Enhancing the customer experience

(graphic) picture of HSN operator and a picture of HSN customer

Management unaudited estimates.


Slide 23: Marketing
o Database
    o Direct Mail
    o Outbound telemarketing
    o Loyalty programs
o Local
    o Radio promotions
    o Acquisition direct mail
    o Community / charitable

(graphic) picture of HSN magazine cover


Slide 24: The Americas
(graphic) map showing current markets, 2001 expected launches, and future markets in North and South America


Slide 25: Europe
(graphic) map showing current markets, 2001 expected launches, and future markets in Europe


Slide 26: Asia Pacific
(graphic) map showing current markets, 2001 expected launches, and future markets in Asia


Slide 27: Global TS
(graphics) pictures of HSN International TV screens in USA, Puerto Rico, China, Belgium & France, Germany, Japan


Slide 28: Circle of Commerce
Fun, Informative, Interactive
 - TV
 - Internet
 - Off Air
 - DRTV
 - Catalog
 - Wireless
 - Contextual Commerce
 - Digital Tiers
 - iTV
 - B&M


Slide 29: Information & Services
(logos) Ticketmaster, Citysearch.com, Match.com, HRN, Styleclick, USA ECS, PRC

Slide 30: Infrastructure

(graphic) money
Retail value of transactions (annually) - $5 billion

(graphic) telephone
Inbound phone minutes (annually) - 1 billion

(graphic) computer
Orders processed (annually) - 75 million

(graphic) credit cards
Credit card transactions (annually) - 60 million

(graphic) envelope
Items shipped (annually) - 40 million

(graphic) telephone operator
Customer service centers - 34

(graphic) boxes on cart
Fulfillment centers square feet - 2.5 million

(graphic) group of people
Customer database - 30 million

Operating estimates for the next twelve months.


Slide 31
(logo) USA ECS


Slide 32: ECS Growth
o 78% Revenue CAGR 2001E-2005E
o Break-even expected by 2002

(graphic) bar chart of ECS revenue and EBITDA 2001E through 2005E

                              Revenue           EBITDA
              2001E              $65              ($5)
              2002E              $95               $5
              2003E             $200              $30
              2004E             $400              $70
              2005E             $650             $125

Management unaudited estimates.


Slide 33: A Big League Player
o 4 top-10 sports sites
o 12 million tickets
o 1 million videos / DVDs
o 250,000 units of merchandise
o Exhibit 14 live TV events

(logos) CBS Sportsline.com, NBA, Nascar.com, PGA Tour, NFL, MLB, NHL

Source: PC Data Online (2/01) for sports site ranking
Management unaudited estimates.


Slide 34: Real Online Businesses
o 4 profitable internet businesses
o $1 billion retail transactions
o Operate at scale
o Our merchandising
o Own the inventory
o Know pricing / margins
o Smart use of media

(logos) Ticketmaster, HSN.com, HRN, Match.com

Management unaudited estimates.


Slide 35
(logo) USA Networks Inc

Focused on the new convergence of entertainment, information, and direct selling.


Slide 36
(logo) USA Networks Inc